Investor Presentation May 2018

Forward-Looking Statements This presentation has been prepared by Xenia Hotels & Resorts, Inc. (the “Company” or “Xenia”) solely for informational purposes. This presentation contains, and our responses to various questions from investors may include, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about our plans, strategies and financial performance, the amount and timing of future cash distributions, our lodging portfolio, and our prospects and future events. Such statements involve known and unknown risks that are difficult to predict. As a result, our actual financial results, performance, achievements or prospects may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” “illustrative,” “forecasts,” “guidance,” “project” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management based on their knowledge and understanding of the business and industry, are inherently uncertain. These statements are not guarantees of future performance, and stockholders should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in the Company’smost recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the U.S. Securities and Exchange Commission (“SEC”). These factors are not necessarily all of the important factors that could cause our actual financial results, performance, achievements or prospects to differ materially from those expressed in or implied by any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and we do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. On February 3, 2015, Xenia was spun off from InvenTrust Properties Corp. (“InvenTrust”). Prior to the separation, the Company effectuated certain reorganization transactions which were designed to consolidate the ownership of its hotels into its operating partnership, consolidate its TRS lessees in its TRS, facilitate its separation from InvenTrust, and enable the Company to qualify as a REIT for federal income tax purposes. Unless otherwise indicated or the context otherwise requires, all financial and operating data herein reflect the operations of the Company after giving effect to the reorganization transactions, the disposition of other hotels previously owned by the Company, and the spin-off. Xenia Hotels & Resorts® and related trademarks, trade names and service marks of Xenia appearing in this presentation are the property of Xenia. Unless otherwise noted, all other trademarks, trade names or service marks appearing in this presentation are the property of their respective owners, including but not limited to Marriott International, Inc., Kimpton, Hyatt Hotels Corporation, Fairmont, Hilton Worldwide Holdings Inc., and Loews, or their respective parents, subsidiaries or affiliates. None of the owners of these trademarks, their respective parents, subsidiaries or affiliates or any of their respective officers, directors, members, managers, shareholders, owners, agents or employees, has any responsibility for the creation or contents of this presentation. This document is not an offer to buy or the solicitation of an offer to sell any securities of the Company. Unless as specifically noted otherwise, all information is as of May 3, 2018. 1

Company Overview

- Primarily Located in Top 25 U.S. Lodging Markets and Key Leisure Destinations
- Focused on Premium Full Service and Lifestyle Hotels
- ~95% Luxury and Upper Upscale Hotels
- Primarily Branded Hotels

38	10,852	17	25
HOTELS	ROOMS	STATES & DC	MARKETS



Hyatt Regency Grand Cypress



RiverPlace Hotel



Westin Houston Galleria



Hilton
Hilton Garden Inn
Fairmont
LOEWS
HOTELS • RESORTS
Independent
2%
3%
3%
5%
KIMPTON
hotels & restaurants
10%
23%
54%
HYATT
Andaz
Hyatt Centric
Hyatt Regency
The Unbound Collection by Hyatt
Marriott
Autograph Collection
Marriott
Renaissance
Residence Inn
The Ritz-Carlton
Westin



The Ritz-Carlton, Pentagon City



Andaz Savannah



Hilton Garden Inn Washington DC

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Diversified Geographic Footprint

Hotels located across 25 unique lodging markets including the higher-growth Sunbelt region and several gateway markets. No single market contributes more than 10% of 2017 Hotel EBITDA[1]



Napa, CA: 5%
San Francisco, CA: 7%
Santa Clara, CA: 6%
Phoenix, AZ: 8%
Dallas, TX: 7%
Houston, TX: 10%
Atlanta, GA: 4%
Orlando, FL: 10%
Washington, D.C.: 7%
Boston, MA: 6%
WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
CT
RI
NJ
DE
MD
DC

Note: Orange indicates top 10 market as a percentage of 2017 Pro Forma Portfolio Hotel EBITDA.

1. Percentage of 2017 Pro Forma Portfolio Hotel EBITDA, as defined in the Company's fourth quarter and year-end 2017 earnings release dated February 27, 2018.

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Strong Financial Profile 1. Share price as of 5/2/2018. 2. As defined in Section 1.01 of the Company’s senior unsecured revolving credit facility; as of 3/31/2018 pro forma for subsequent events. 3. As of 3/31/2018 pro forma for subsequent events. Assumes all potential extension options are exercised for maturity profile. Enterprise Value1 $3.3 billion Net Debt / EBITDA2 3.9x Dividend Yield1 5.4% Balance Sheet Overview3 Debt Maturity Profile3 Fixed/Hedged Floating LOC Capacity 4 $425M Term Loans $849M Property Level Debt $500M LOC Availability Unencumbered Portfolio: 23 Hotels ~56% of EBITDA and ~54% Rooms $54 $175 $266 $60 $404 $81 $110 $124 $500 $0 $100 $200 $300 $400 $500 $600 2018 2019 2020 2021 2022 2023 Thereafter

Strategic Capital Allocation 5 1. Results prior to Company’s spin from its former parent company and subsequent listing on the NYSE. 2. As defined in Section 1.01 of the Company’s senior unsecured revolving credit facility; as of year end pro forma for subsequent events. 3. 2017 metrics for current 38 hotel portfolio. Net Debt/EBITDA is for the current portfolio, as of 3/31/18 proforma. 4. Total shareholder return per S&P Global Market Intelligence including stock price appreciation and reinvestment of dividends. Peer set includes: CHSP, DRH, HST, HT, INN, LHO, PEB, RLJ, SHO. 20141 2015 2016 2017 3-year CAGR Current Portfolio3 RevPAR $135.76 $144.92 $152.46 $159.90 +5.6% $161.14 Hotel EBITDA / Key $22,614 $25,031 $26,585 $28,236 +7.0% $28,449 Net Debt / EBITDA2 N/A 3.5x 3.3x 4.2x 3.9x Total Shareholder Return XHR Rank vs. Peers4 4 of 10 2 of 10 2 of 10 Upper Upscale 70% Upscale 12% Luxury 17% Upper Upscale 66% Upscale 22% Luxury 10% Upper Midscale 2% Upper Upscale 75% Upscale 5% Luxury 20% 2014 2017 Current

2018 Outlook Royal Palms Resort & Spa – Phoenix, AZ

What You Can Continue to Expect from Us Opportunistic investing Transaction-oriented mindset with focus on quality Aggressive asset management initiatives Healthy balance sheet throughout the cycle Leveraging relationships with brands and managers 7

Active 2018 Off to a Great Start 8 Line of Credit Upsize and Extension • In January 2018, upsized existing revolving credit facility to $500M • Extended maturity by three years to February 2022, with two six-month extension options available • Reduced pricing grid to 150 to 225 basis points based on Company leverage Property-Level Mortgage Updates • New $65M mortgage loan secured by The Ritz-Carlton, Pentagon City • 7-year loan maturing in January 2025 • LIBOR + 210 basis points • Paid off $81M in mortgage loans secured by Hotel Monaco Chicago, Andaz Savannah, and Hotel Monaco Denver Other Accomplishments • Completed seven guestroom renovations, two restaurant repositionings and reconceptings, and a lobby/great room renovation • Completed POP property visit at two hotels. On-track to complete eight property visits in 2018 Aston Waikiki Beach Hotel disposition • Sold for $200M • Represented a 12.6x 2017 EBITDA multiple • Reduced upscale hotel mix exposure and eliminated short-term ground lease hotel from portfolio To date in 2018, Xenia has further executed on its strategy, improving the overall strength of the Company The Ritz-Carlton, Pentagon City Hyatt Regency Scottsdale Resort & Spa at Gainey Ranch

2018 Market Outlook

Top Markets By EBITDA[1]

Market	% of Hotel EBITDA[1]	Additional Commentary
Orlando, FL	10%	Strong demand outlook and low supply growth Tough year-over-year comparison due to post Hurricane Irma demand
Houston, TX	10%	Tough year-over-year comparison with Super Bowl and post-Hurricane Harvey demand. Renovation disruption at all three properties
Phoenix, AZ	8%	Strong demand outlook and low supply growth Increased exposure due to 2017 Hyatt acquisitions
San Francisco, CA	7%	Moscone renovation to continue through first half 2018 Low supply growth in Airport submarket
Washington, D.C.	7%	Challenging year over year comp in Q1 with Inauguration Post-renovation ramp at both Xenia properties
Dallas, TX	7%	Stronger citywide convention demand New supply in the downtown market
Boston, MA	6%	Softer citywide convention demand Strong group pace at Hotel Commonwealth
Santa Clara, CA	6%	New supply in submarket
Napa, CA	5%	Competitive supply growth Market recovery following California Wildfires
Atlanta, GA	4%	New direct competitive supply additions

1. Percentage of 2017 Pro Forma Portfolio Hotel EBITDA, as defined in the Company's fourth quarter and year-end 2017 earnings release dated February 27, 2018.

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2018 Guidance Additional Details: Note: As of 5/3/2018, not being updated or reconfirmed Low High RevPAR Change (includes 38 hotels) 0.5% 2.0% Adjusted EBITDAre $286 $296 Adjusted FFO $228 $238 Adjusted FFO per Diluted Share $2.13 $2.23 Capital Expenditures $115 $135 • Disruption due to renovations is expected to negatively impact Same-Property RevPAR Change by approximately 75 basis points. • General and administrative expense of $21 million to $23 million, excluding non-cash share-based compensation. • Interest expense of $50 million to $52 million, excluding non-cash loan related costs. • Income tax expense of $6 million to $8 million. 10

2018 Renovation Projects

2018 Capital Expenditures are anticipated to be between $115 million and $135 million

Hotel	Project	Start Date
Westin Oaks Houston	Guestrooms	Completed
Hilton Garden Inn Washington DC	Guestrooms	Completed
Residence Inn Denver	Guestrooms	Completed
Marriott San Francisco Airport	Great room, lobby	Completed
Hotel Monaco Denver	Guestrooms	Completed
RiverPlace Hotel	Restaurant	Completed
Marriott Chicago Medical District	Guestrooms	Completed
Hotel Monaco Chicago	Restaurant	Completed
Lorien Hotel & Spa	Guestrooms	Completed
Andaz Savannah	Guestrooms	Completed
Marriott Dallas City Center	Guestrooms	Q2 2018
Marriott Woodlands	Meeting space	Q2 2018
Hyatt Regency Grand Cypress	Guestrooms New ballroom construction	Q2 2018 Q4 2018
Hyatt Regency Santa Clara	Lobby, food and beverage	Q2 2018
Westin Galleria Houston	Meeting space	Q2 2018

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Non-GAAP Financial Measures We consider the following non-GAAP financial measures useful to investors as key supplemental measures of our operating performance: Gross Operating Profit (GOP), GOP margin, EBITDA, Adjusted EBITDA, FFO and Adjusted FFO. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income or loss, operating profit, cash from operations, or any other operating performance measure as prescribed per GAAP. Please refer to the Company's filings with the SEC and its earnings releases, which are available in the investor relations section of the Company’s website at www.xeniareit.com, for disclosure of the Company's net income, for reconciliations of GOP and GOP Margin, EBITDA and EBITDA Margin, FFO and Adjusted FFO, Adjusted FFO per diluted share, to net income and for additional detail on the Company's use of non-GAAP measures. Gross Operating Profit (GOP) and GOP Margin We calculate hotel GOP in accordance with the Uniform System Accounts for the Lodging Industry (USALI) Eleventh Revised Edition, which defines GOP as net income or loss (calculated in accordance with GAAP) after adding back base and incentive management fees, non-operating income and expenses, replacement reserve and excluding franchise fees. We believe GOP provides another financial measure in evaluating and facilitating comparison of operating performance between periods of our underlying hotel property entities. EBITDA, EBITDAre and Adjusted EBITDAre EBITDA is a commonly used measure of performance in many industries and is defined as net income or loss (calculated in accordance with GAAP) excluding interest expense, provision for income taxes (including income taxes applicable to sale of assets) and depreciation and amortization, as well as similar adjustments for unconsolidated partnership and joint ventures. We consider EBITDA useful to an investor regarding results of operations, in evaluating and facilitating comparisons of operating performance between periods and between REITs by removing the impact of capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from operating results, even though EBITDA does not represent an amount that accrues directly to common stockholders. In addition, EBITDA is used as one measure in determining the value of hotel acquisitions and dispositions and along with FFO and Adjusted FFO, it is used by management in the annual budget process for compensation programs. We then calculate EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts ("Nareit"), which we adopted on January 1, 2018. Nareit defines EBITDAre as EBITDA plus or minus losses and gains on the disposition of depreciated property, including gains/losses on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of the depreciated property in the affiliate, and adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates.We further adjust EBITDAre to exclude the non-controlling interest in consolidated entities other than our Operating Partnership units because our Operating Partnership units may be redeemed for common stock. We believe it is meaningful for the investor to understand Adjusted EBITDAre attributable to all common stock and Operating Partnership unit holders. We also adjust EBITDAre for certain additional items such as hotel property acquisitions and pursuit costs, amortization of share-based compensation, the cumulative effect of changes in accounting principles, and other costs it believes do not represent recurring operations and are not indicative of the performance of its underlying hotel property entities. We believe Adjusted EBITDAre attributable to common stock and units holders provides investors with another financial measure in evaluating and facilitating comparison of operating performance between periods and between REITs that report similar measures. Prior to the adoption of EBITDAre on January 1, 2018, we historically presented EBITDA attributable to common stock and unit holders, which excluded depreciation expense related to corporate level assets and the allocation of EBITDA to noncontrolling interests in our consolidated investments in real estate entities. In order to calculate EBITDAre in accordance with Nareit's definition, these adjustments are now made to derive Adjusted EBITDAre. Therefore, there were no retrospective changes to Adjusted EBITDA as historically presented upon conversion to Adjusted EBITDAre. Hotel EBITDA and Hotel EBITDA Margin The Company calculates Hotel EBITDA in accordance with the current edition of USALI, which is defined as net income or loss (calculated in accordance with GAAP) after adding back replacement reserves. Hotel EBITDA Margin is calculated by dividing Hotel EBITDA by Total Operating Revenues. FFO and Adjusted FFO We calculate FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT), which defines FFO as net income or loss (calculated in accordance with GAAP), excluding real estate- related depreciation, amortization and impairments, gains (losses) from sales of real estate, the cumulative effect of changes in accounting principles, similar adjustments for unconsolidated partnerships and joint ventures, and items classified by GAAP as extraordinary. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. We believe that the presentation of FFO provides useful supplemental information to investors regarding our operating performance by excluding the effect of real estate depreciation and amortization, gains (losses) from sales for real estate, impairments of real estate assets, extraordinary items and the portion of these items related to unconsolidated entities, all of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance. We believe that the presentation of FFO can facilitate comparisons of operating performance between periods and between REITs, even though FFO does not represent an amount that accrues directly to common stockholders. Our calculation of FFO may not be comparable to measures calculated by other companies who do not use the NAREIT definition of FFO or do not calculate FFO per diluted share in accordance with NAREIT guidance. Additionally, FFO may not be helpful when comparing us to non-REITs. We further adjust FFO for certain additional items that are not in NAREIT’s definition of FFO such as hotel property acquisition and pursuit costs, amortization of debt origination costs and share-based compensation, operating results from properties that are sold and other expenses we believe do not represent recurring operations. We believe that Adjusted FFO provides investors with useful supplemental information that may facilitate comparisons of ongoing operating performance between periods and between REITs that make similar adjustments to FFO and is beneficial to investors’ complete understanding of our operating performance. FFO, Adjusted FFO, EBITDA and Adjusted EBITDA do not represent cash generated from operating activities under GAAP and should not be considered as alternatives to net income or loss, operating profit, cash flows from operations or any other operating performance measure prescribed by GAAP. Although we present and use FFO, Adjusted FFO, EBITDA and Adjusted EBITDA because we believe they are useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs that report similar measures, the use of these non-GAAP measures has certain limitations as analytical tools. These non-GAAP financial measures are not measures of liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to fund capital expenditures, contractual commitments, working capital, service debt or make cash distributions. These measures do not reflect cash expenditures for long-term assets and other items that we have incurred and will incur. These non-GAAP financial measures may include funds that may not be available formanagement’s discretionary use due to functional requirements to conserve funds for capital expenditures, property acquisitions, and other commitments and uncertainties. These non-GAAP financial measures as presented may not be comparable to non-GAAP financial measures as calculated by other real estate companies. Therefore, these measures should not be considered in isolation or as an alternative to GAAP measures. For a reconciliation of net income (loss) to EBITDA and Adjusted EBITDA for historical periods presented and our calculation of Hotel EBITDA, please refer to our website www.xeniareit.com Adjusted FFO per diluted share The Company calculates Adjusted FFO per diluted share by dividing the Adjusted FFO for the respective period by the diluted weighted average number of common stock shares for the corresponding period. The Company’s diluted weighted average number of common shares outstanding is calculated by taking the weighted average of the common stock outstanding for the respective period plus the effect of any dilutive securities. Any anti-dilutive securities are excluded from the diluted earnings per-share calculation. 12